                               JOHN HANCOCK FUNDS
-------------------------------------------------------------------------------
                                    LIMITED-
                                      TERM
                                   GOVERNMENT
                                      FUND


                                 ANNUAL REPORT


                               DECEMBER 31, 1995

                               CHAIRMAN'S MESSAGE

                                    TRUSTEES
                            EDWARD J. BOUDREAU, JR.
                                    Chairman
                              DENNIS S. ARONOWITZ*
                            RICHARD P. CHAPMAN, JR.*
                              WILLIAM J. COSGROVE*
                                GAIL D. FOSLER*
                                 BAYARD HENRY*
                              RICHARD S. SCIPIONE
                              EDWARD J. SPELLMAN*
                        *Members of the Audit Committee

                                    OFFICERS
                            EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                               Vice Chairman and
                            Chief Investment Officer
                                ANNE C. HODSDON
                                   President
                                THOMAS H. DROHAN
                      Senior Vice President and Secretary
                                JAMES B. LITTLE
                           Senior Vice President and
                            Chief Financial Officer
                                SUSAN S. NEWTON
                    Vice President, Assistant Secretary and
                               Compliance Officer
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer

                                   CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                                89 SOUTH STREET
                          BOSTON, MASSACHUSETTS 02111

                                 TRANSFER AGENT
                   JOHN HANCOCK INVESTOR SERVICES CORPORATION
                                 P.O. BOX 9116
                        BOSTON, MASSACHUSETTS 02205-9116

                               INVESTMENT ADVISER
                          JOHN HANCOCK ADVISERS, INC.
                             101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                             101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                 LEGAL COUNSEL
                                 HALE AND DORR
                                60 STATE STREET
                          BOSTON, MASSACHUSETTS 02109

                              INDEPENDENT AUDITORS
                               ERNST & YOUNG LLP
                              200 CLARENDON STREET
                          BOSTON, MASSACHUSETTS 02116

DEAR FELLOW SHAREHOLDERS:

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

   The stock market's record-breaking, whirlwind performance in 1995 will be a tough act to follow in 1996. In fact, we've already seen greater market volatility this year, particularly among last year's leaders -- technology stocks. That's to be expected after a year that saw market indexes soar, including the Standard & Poor's 500-Stock Index's 37% advance. While many of the same economic conditions that fostered the stellar 1995 market are still in place -- slow economic growth, muted inflation and decent corporate earnings -- it would be unrealistic to expect the market to stage a repeat in 1996. The old saying "trees don't grow to the sky" comes to mind. Shareholders would do well to temper expectations of investment returns and perhaps revisit their investment allocations with their financial advisor to determine if rebalancing their portfolio makes sense.

   No matter how you scale back your market expectations, you should always be able to count on consistent customer service performance. At John Hancock Funds, we never stop working to find ways to sustain and improve the quality of information and the level of assistance we provide you. Our commitment to this task is no less than John Hancock's loyalty was to his fledgling country when he is said to have uttered, "if it does the public good, burn Boston." We won't go that far, of course, but we share our namesake's dedication to putting the public before all else.

   In our case, that public is you, our shareholders. We take very seriously the role you have entrusted to us, that of helping you achieve your financial goals. Part of that will always involve good customer service. So please do not hesitate to call your Customer Service Representative at 1-800-225-5291 if you have any questions or need information. We take pride in helping you with the same spirit that John Hancock displayed at the dawning of America.

Sincerely,

/s/ Edward J. Boudreau, Jr.
---------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                       BY BARRY EVANS, PORTFOLIO MANAGER

                                  JOHN HANCOCK
                                  LIMITED-TERM
                                GOVERNMENT FUND

               FALLING INTEREST RATES AND SUBDUED INFLATION FUEL
                    THE BOND MARKET'S SPECTACULAR 1995 RALLY

[A 2 1/2" x 2" photo of Barry Evans centered at bottom of page. Caption reads:
"Barry Evans, Portfolio Manager."]

   The year 1995 was one of the best on record for bond investors. It more than made up for a dismal 1994, when bond funds lost an average of 3.28%. In fact, it was the strongest year since 1991, when the Federal Reserve started slashing interest rates to battle a recession.

   Falling interest rates, moderate economic growth, tame inflation and progress toward a balanced federal budget fueled the bond market's rally. As long-term yields plunged from 7.84% to 5.94% throughout the year, the benchmark 30-year Treasury bond returned a stunning 32.20%.

   All sectors of the bond market benefited from the rally, but some more than others. U. S. Treasuries, for example, were 1995's big winners. Because they're most sensitive to interest-rate changes, Treasuries tend to lead the pack in strong up markets. And that's exactly what happened last year. Mortgage-backed securities, on the other hand, didn't fare nearly as well as the rest of the bond market. The main reason is that prepayment worries -- the risk that homeowners will refinance their mortgages at lower rates -- kept mortgages from gaining as much as other sectors of the bond market.

A LOOK AT PERFORMANCE
   As long-time shareholders know, our goal is to provide an attractive yield while

                                   [CAPTION]
       "THE YEAR 1995 WAS ONE OF THE BEST ON RECORD FOR BOND INVESTORS."

               John Hancock Funds - Limited-Term Government Fund

[Pie chart with the heading "Portfolio Diversification" at top of left hand column. The chart is divided into five sections. Going from left to right: U.S. Treasuries 30%; Adjustable-Rate Mortgage Backed Securities 18%; Collateralized Mortgage Obligations 20%; Short-Term Investments and Other 3%; and U.S. Gov't Agencies 29%. A footnote below states "As a percentage of net assets on December 31, 1995."]

minimizing price volatility. As a result, our investment strategy is more conservative than that of most other short-term government bond funds. So in down markets, this Fund tends to fall less than its peers. In fact, it usually ends up near the top of the group as we saw in 1994. But in strong up markets, the Fund tends to perform somewhere around the average, which is what happened last year.

   For the twelve months ended December 31, 1995, John Hancock Limited-Term Government Fund's Class A and Class B shares had total returns of 11.23% and 10.60%, respectively, at net asset value. By comparison, the average short-term government bond fund returned 11.25% for the same period, according to Lipper Analytical Services.(1)

PORTFOLIO ADJUSTMENTS
We haven't made any major changes to our overall investment strategy since the semi-annual report, only some minor adjustments along the way. We've kept our duration at a neutral position of about two years. Duration is a measure of how sensitive the Fund's share price is to interest-rate changes. The longer the duration, the more sensitive the share price.

   Clearly, having a longer duration last year would have boosted our performance as rates came down. But given our strong emphasis on price stability, extending our duration much beyond two years meant taking on too much risk. The market was expecting the Federal Reserve to lower short-term interest rates. A rate cut of at least one-half of a percentage point was already priced into the bond market, especially the short end. So it didn't make much sense for us to lengthen any further.

   To keep our duration at two years, however, we did have to make some changes in the portfolio holdings. With interest rates falling sharply in the later stages of the year, the duration of our mortgage-backed securities got shorter and shorter. That's because as lower rates prompt homeowners to refinance, mortgage bonds can be called (or redeemed early) from investors. The result is shorter duration mortgage bonds.

   To make up for the lost duration on our mortgages, we bought more longer maturity bonds. Not only did we extend from three-year to five-year maturities, but we also established a small position in nine-year Treasuries. By year-end, our Treasury stake stood at 30%, up from 23% six months ago.

NEAR-TERM VOLATILITY, SOLID LONG-TERM PROSPECTS
It's impossible to know what's ahead for bonds in 1996. But one thing is for sure, they're not likely to repeat their spectacular gains this year. For bonds to go up only half as much as they did in 1995, yields on the 30-year Treasury bond

                                   [CAPTION]
   "WE HAVEN'T MADE ANY MAJOR CHANGES TO OUR OVERALL INVESTMENT STRATEGY..."

               John Hancock Funds - Limited-Term Government Fund

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended December 31, 1995." The chart is scaled in increments of 5% from bottom to top, with 15% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 11.23% total return for John Hancock Limited-Term Government Fund: Class A. The second represents the 10.60% return for John Hancock Limited-Term Government Fund: Class B. The third represents the 11.25% return for the average short-term government bond fund. The footnote below states: "Total returns for John Hancock Limited-Term Government Fund are at net asset value with all distributions reinvested. The average short-term government fund is tracked by Lipper Analytical Services. See following page for historical performance information."]

would have to drop below 5%. And that hasn't happened in more than three decades.

   Volatility may be the watchword for bonds in the near term. Right now, the wrangling over the federal budget is putting downward pressure on bond prices. Once the Republicans and the Clinton administration strike a budget deal, however, prices are likely to bounce back. The next stumbling block will be the U.S. Treasury auction in February, which is likely to send prices back down. In our view, it will only be a temporary drop and, therefore, a good buying opportunity. Finally, an inflation scare could also rattle the market, but a scare is all it will be. Once again, we'd look for opportunities to buy on weakness.

   Despite the potential ups and downs, we're relatively optimistic about the prospects for 1996. A sluggish economy, subdued inflation and relatively stable interest rates should create an attractive backdrop for bonds. Unlike last year, however, we're likely to see the bulk of returns coming from income, rather than from price gains. And mortgage-backed securities are likely to be one of this year's top performers, after trailing in 1995. Their yields are almost one percentage point higher than those on Treasuries and that should boost their performance. Furthermore, mortgage refinancings should taper off in a more stable interest-rate environment. We're confident that John Hancock Limited-Term Government Fund is well positioned for this type of market. Our more conservative posture should help the Fund weather any near-term volatility. What's more, our 47% stake in mortgage-backed securities should serve as a cushion.


--------------------------------------------------------------------------------
(1)Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.



                                   [CAPTION]
     "DESPITE THE POTENTIAL UPS AND DOWNS, WE'RE RELATIVELY OPTIMISTIC..."

                             A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Limited-Term Government Fund. Total return is a performance measure that equals the sum of all dividends and capital gains, assuming reinvestment of these distributions and the change in the price of the Fund's average net assets. Performance figures include the maximum applicable sales charge of 3% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 3% and declining to 0% over four years) is included in Class B performance. Performance is affected by a 12b-1 plan, which commenced on January 1, 1990 for Class A shares and January 3, 1994 for Class B shares. Different sales charge schedules for Class A shares were in effect prior to May 1, 1993 and are not reflected in the above performance information. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.


                            CUMULATIVE TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 1995

                                               ONE        FIVE      MOST RECENT
                                               YEAR      YEARS       TEN YEARS
                                               ----      -----       ---------
Limited-Term Government Fund: Class A          7.89%     33.72%        93.70%
Limited-Term Government Fund: Class B          7.63%      6.58%(1)      N/A



                          AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 1995

                                               ONE        FIVE      MOST RECENT
                                               YEAR      YEARS       TEN YEARS
                                               ----      -----       ---------
Limited-Term Government Fund: Class A          7.89%      6.00%         6.83%
Limited-Term Government Fund: Class B          7.63%      3.26%(1)       N/A



                                     YIELDS
AS OF DECEMBER 31, 1995

                                                                    SEC 30-DAY
                                                                      YIELD
                                                                      -----
Limited-Term Government Fund: Class A                                 4.91%
Limited-Term Government Fund: Class B                                 4.37%


                              NOTES TO PERFORMANCE
(1) Class B shares started on January 3, 1994.

                    WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Limited-Term Government Fund would be worth on December 31, 1995, assuming you have been invested for the past ten years or since the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Intermediate-Term Government Fund Index -- an unmanaged index made up of the Treasury Bond Index and the Agency Bond Index, which cover intermediate issues. The same $10,000 investment is also shown in the Lehman Brothers One- to Three-Year Government Fund Index, which is a subindex composed of Agency and Treasury Securities with maturities of one- to three-years.

[Limited-Term Government Fund
Class A shares

Line chart with the heading Limited-Term Government Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines.

The first line represents the value of the Lehman Brothers Intermediate-Term Government Fund Index and is equal to $22,828 as of December 31, 1995. The second line represents the value of the Lehman Brothers Short-Term Government Fund Index and is equal to $20,992 as of December 31, 1995. The third line represents the value of the hypothetical $10,000 investment made in the Limited-Term Government Fund on December 31, 1985, before sales charge, and is equal to $19,977 as of December 31, 1995. The fourth line represents the Limited-Term Government Fund after sales charge and is equal to $19,370 as of December 31, 1995.

Limited-Term Government Fund
Class B shares

Line chart with the heading Limited-Term Government Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines.

The first line represents the value of the Lehman Brothers Short-Term Government Fund Index and is equal to $11,241 as of December 31, 1995. The second line represents the value of the Lehman Brothers Intermediate-Term Government Fund Index and is equal to $11,141 as of December 31, 1995. The third line represents the value of the hypothetical $10,000 investment made in the Limited-Term Government Fund on January 3, 1994, before contingent deferred sales charge, and is equal to $10,858 as of December 31, 1995. The fourth line represents the Limited-Term Government Fund after contingent deferred sales charge and is equal to $10,658 as of December 31, 1995.]

                              FINANCIAL STATEMENTS

               John Hancock Funds - Limited-Term Government Fund

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON DECEMBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS FOR THE PERIOD STATED.


STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

ASSETS:
  Investments at value - Note C:
   United States government and agencies
     obligations (cost - $199,402,453) ..................  $202,529,974
   Joint repurchase agreement (cost - $4,465,000)             4,465,000
   Corporate savings account.............................        12,074
                                                           ------------
                                                            207,007,048
  Receivable for shares sold.............................        50,786
  Interest receivable....................................     2,692,940
  Other assets...........................................         5,006
                                                           ------------
                    Total Assets.........................   209,755,780
                    ---------------------------------------------------
LIABILITIES:
  Dividend payable.......................................        32,235
  Payable for shares repurchased.........................         1,864
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B...............................       171,965
  Accounts payable and accrued expenses..................       103,341
                                                           ------------
                    Total Liabilities....................       309,405
                    ---------------------------------------------------
NET ASSETS:
  Capital paid-in.......................................    213,604,894
  Accumulated net realized loss on investments               (7,286,040)
  Net unrealized appreciation of investments                  3,127,521
                                                           ------------
                    Net Assets...........................  $209,446,375
=======================================================================
NET ASSET VALUE PER SHARE:
  (Based on net assets and shares of beneficial interest
  outstanding - unlimited number of shares authorized
  with no par value, respectively)
  Class A - $198,680,898/22,763,676......................  $       8.73
  =====================================================================
  Class B - $10,765,477/1,233,607........................  $       8.73
  =====================================================================
MAXIMUM OFFERING PRICE PER SHARE*
  Class A - ($8.73 x 103.09%)............................  $       9.00
  =====================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

STATEMENT OF OPERATIONS
Year ended December 31, 1995
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

INVESTMENT INCOME:
  Interest...............................................   $15,212,185
                                                            -----------
  Expenses:
   Investment management fee - Note B....................     1,278,357
   Transfer agent fee - Note B...........................       737,902
   Distribution/service fee - Note B
     Class A.............................................       614,102
     Class B.............................................        84,401
   Registration and filing fees..........................        75,673
   Printing..............................................        44,054
   Custodian fee.........................................        43,272
   Auditing fee..........................................        36,714
   Trustees' fees........................................        20,180
   Miscellaneous.........................................        13,336
   Legal fees............................................         3,078
                                                            -----------
                    Total Expenses.......................     2,951,069
                    ---------------------------------------------------
                    Net Investment Income.                   12,261,116
                    ---------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments sold .................        18,754
  Change in net unrealized appreciation/depreciation
   of investments.......................................     10,474,785
                                                            -----------
                    Net Realized and Unrealized
                    Gain on Investments..................   10,493,539
                    ---------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations               $22,754,655
                    ===================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

               John Hancock Funds - Limited-Term Government Fund

STATEMENT OF CHANGES IN NET ASSETS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                                                            YEAR ENDED DECEMBER 31,
                                                                                           ----------------------------
FROM OPERATIONS:                                                                              1995             1994
                                                                                           -----------      -----------
  Net investment income.................................................................  $ 12,261,116     $ 11,017,810
  Net realized gain (loss) on investments sold..........................................        18,754       (7,179,722)
  Change in net unrealized appreciation/depreciation of investments.....................    10,474,785       (7,195,021)
                                                                                          ------------     ------------
   Net Increase (Decrease) in Net Assets Resulting from Operations......................    22,754,655       (3,356,933)
                                                                                          ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income
   Class A - ($0.4956 and $0.3774 per share, respectively)..............................   (11,820,582)     (10,836,379)
   Class B** - ($0.4463 and $0.3014 per share, respectively)............................      (440,534)        (142,172)
   Class C*** - (none and $0.0989 per share, respectively)..............................          ---           (39,259)
                                                                                          ------------     ------------
     Total Distributions to Shareholders................................................   (12,261,116)     (11,017,810)
                                                                                          ------------     ------------
FROM FUND SHARE TRANSACTIONS -- NET*.....................................................  (27,003,981)     (26,061,860)
                                                                                          ------------     ------------

NET ASSETS:
  Beginning of period...................................................................   225,956,817      266,393,420
                                                                                          ------------     ------------
  End of period.........................................................................  $209,446,375     $225,956,817
                                                                                           ===========     ============

* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                                         YEAR ENDED DECEMBER 31,
                                                                        -----------------------------------------------------------
                                                                                   1995                          1994
                                                                        --------------------------      ---------------------------
                                                                           SHARES         AMOUNT            SHARES        AMOUNT
                                                                        -----------    -----------      ------------   ------------
  CLASS A
  Shares sold.......................................................      5,589,248     $48,212,989       4,804,418    $ 41,596,490
  Shares issued to shareholders in reinvestment of distributions          1,175,325      10,108,924       1,079,934       9,221,353
                                                                        -----------    ------------      ----------    ------------
                                                                          6,764,573      58,321,913       5,884,352      50,817,843
  Less shares repurchased...........................................    (10,330,451)    (88,597,139)     (9,434,381)    (80,784,639)
                                                                        -----------    ------------      ----------    ------------
  Net decrease......................................................     (3,565,878)   $(30,275,226)     (3,550,029)   $(29,966,796)
                                                                        ===========    ============      ==========    ============
  CLASS B **
  Shares sold.......................................................      4,230,179    $ 36,444,892       1,089,459    $  9,351,811
  Shares issued to shareholders in reinvestment of distributions             39,700         341,783          14,523         122,980
                                                                        -----------    ------------      ----------    ------------
                                                                          4,269,879      36,786,675       1,103,982       9,474,791
  Less shares repurchased...........................................     (3,891,751)    (33,515,430)       (248,503)     (2,134,163)
                                                                        -----------    ------------      ----------    ------------
  Net increase......................................................        378,128    $  3,271,245         855,479    $  7,340,628
                                                                        ===========    ============      ==========    ============
  CLASS C ***
  Shares repurchased................................................                                       (396,825)   $ (3,435,692)
                                                                                                         ----------    ------------
  Net decrease......................................................                                       (396,825)   $ (3,435,692)
                                                                                                         ==========    ============

   ** Class B shares commenced operations on January 3, 1994.
  *** All Class C shares were redeemed on March 23, 1994.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

               John Hancock Funds - Limited-Term Government Fund

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are as follows:
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                                                         YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------------------
                                                                      1995           1994          1993        1992         1991
                                                                    ---------     ---------      --------    --------     --------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period........................      $   8.31      $   8.80       $   8.77    $   8.97     $   8.61
                                                                    --------      --------       --------    --------     --------
  Net Investment Income.......................................          0.50(a)       0.38(a)        0.48        0.54         0.67
  Net Realized and Unrealized Gain (Loss) on Investments......          0.42         (0.49)          0.14       (0.18)        0.36
                                                                    --------      --------       --------    --------     --------
   Total from Investment Operations...........................          0.92         (0.11)          0.62        0.36         1.03
                                                                    --------      --------       --------    --------     --------
  Less Distributions:
  Dividends from Net Investment Income........................         (0.50)        (0.38)         (0.48)      (0.54)       (0.67)
  Distributions from Net Realized Gain on Investments Sold....          ---           ---           (0.11)      (0.02)        ---
                                                                    --------      --------       --------    --------     --------
   Total Distributions........................................         (0.50)        (0.38)         (0.59)      (0.56)       (0.67)
                                                                    --------      --------       --------    --------     --------
  Net Asset Value, End of Period..............................      $   8.73      $   8.31         $ 8.80    $   8.77     $   8.97
                                                                    ========      ========       ========    ========     ========
  Total Investment Return at Net Asset Value (e)..............         11.23%        (1.31%)         7.13%       4.19%       12.54%

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted)...................      $198,681      $218,846       $262,903    $259,170     $211,322
  Ratio of Expenses to Average Net Assets.....................          1.36%         1.41%          1.51%       1.55%        1.44%
  Ratio of Net Investment Income to Average Net Assets........          5.76%         4.39%          5.34%       6.13%        7.72%
  Portfolio Turnover Rate.....................................           105%          155%           175%        185%         134%

CLASS B (c)
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period........................      $   8.31      $   8.77(b)
                                                                    --------      --------
  Net Investment Income.......................................          0.45(a)       0.30(a)
  Net Realized and Unrealized Gain (Loss) on Investments......          0.42         (0.46)
                                                                    --------      --------
   Total from Investment Operations...........................          0.87         (0.16)
                                                                    --------      --------
  Less Distributions:
  Dividends from Net Investment Income........................         (0.45)        (0.30)
                                                                    --------      --------
  Net Asset Value, End of Period..............................        $ 8.73      $   8.31
                                                                    ========      ========
  Total Investment Return at Net Asset Value (e)..............         10.60%        (1.84%)(d)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted)...................      $ 10,765      $  7,111
  Ratio of Expenses to Average Net Assets.....................          1.93%         2.12%*
  Ratio of Net Investment Income to Average Net Assets........          5.21%         3.70%*
  Portfolio Turnover Rate.....................................           105%          155%

 * On an annualized basis.
(a) On average month end shares outstanding.
(b) Initial price to commence operations.
(c) Class B shares commenced investment operations on January 3, 1994.
(d) Not annualized.
(e) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

               John Hancock Funds - Limited-Term Government Fund

SCHEDULE OF INVESTMENTS
December 31, 1995
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY THE LIMITED-TERM GOVERNMENT FUND ON DECEMBER 31, 1995. IT'S DIVIDED INTO TWO MAIN
CATEGORIES: U.S. GOVERNMENT AND AGENCIES SECURITIES AND SHORT-TERM INVESTMENTS. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

                                                                                                      PAR VALUE
                                                                             INTEREST    MATURITY      (000'S        MARKET
ISSUER, DESCRIPTION                                                            RATE        DATE       OMITTED)        VALUE
-------------------                                                            ----        ----       --------        -----
U.S. GOVERNMENT AND AGENCIES SECURITIES
GOVERNMENTAL - U.S. (30.46%)
   United States Treasury,

   *Bond.................................................................      7.750%    01-31-00      $24,000     $ 26,070,000
   *Note.................................................................      7.875     04-15-98       10,000       10,559,400
   *Note.................................................................      8.000     08-15-99       17,500       19,014,800
   *Note.................................................................      7.250     08-15-04        5,500        6,116,165
   *Note.................................................................      5.875     11-15-05        2,000        2,045,000
                                                                                                                   ------------
                                                                                                                     63,805,365
                                                                                                                   ------------
GOVERNMENTAL - U.S. AGENCIES (66.24%)
   Federal Home Loan Mortgage Corp.,
    CMO REMIC 1204-G.....................................................      7.000     11-15-05        8,571        8,709,829
    GTD Ser 1419-F Var Rate #............................................      6.300     11-15-97       18,775       18,739,395
   *15 Yr Gold Cert of Part..............................................      8.500     06-01-06 to     9,116        9,515,133
                                                                                         07-01-07
   Federal National Mortgage Association,
    ARM 3 Yr CMT #.......................................................      8.000     03-01-22        1,496        1,555,915
    CMO REMIC Pass Thru Ctf 1991-159-C...................................      7.000     10-25-04       20,782       21,139,534
    GTD REMIC Pass Thru Ctf G 29-N.......................................      8.500     06-25-07       10,000       10,406,200
   *Note.................................................................      7.400     07-01-04        8,000        8,796,240
   *Note.................................................................      8.250     10-12-04       10,000       10,842,200

   Government National Mortgage Association,
   *CMO REMIC Pass Thru Ctf 1995-2-B.....................................      8.500     06-20-11       12,300       12,484,500
    30 Yr SF 1 Yr Adj Rate #.............................................      6.500     10-20-24       27,499       28,070,112
    30 Yr SF 1 Yr Adj Rate #.............................................      7.250     07-20-22 to     8,298        8,465,551
                                                                                         08-20-22
                                                                                                                   ------------
                                                                                                                    138,724,609
                                                                                                                   ------------
                                                                  TOTAL U.S. GOVERNMENT AND
                                                                        AGENCIES SECURITIES
                                                                        (Cost $199,402,453)             (96.70%)    202,529,974
                                                                                                        ------     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

               John Hancock Funds - Limited-Term Government Fund

                                                                                                       PAR VALUE
                                                                                          INTEREST      (000'S        MARKET
ISSUER, DESCRIPTION                                                                         RATE        OMITTED)       VALUE
-------------------                                                                         ----        --------       -----
SHORT-TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (2.13%)
  Investment in a joint repurchase agreement transaction
    with SBC Capital Markets Inc., Dated 12-29-95, Due 01-02-96
    (secured by U.S. Treasury Bonds, 7.500%, due 11-15-16,
    and 10.375%, due 11-15-12 ) - Note A............................................        5.900%      $4,465    $  4,465,000
                                                                                                                  ------------
CORPORATE SAVINGS ACCOUNT (0.01%)
  Investors Bank & Trust Company
    Daily Interest Savings Account
    Current Rate 5.00%..............................................................                                    12,074
                                                                                                                  ------------
                                                              TOTAL SHORT-TERM INVESTMENTS               (2.14%)     4,477,074
                                                                                                        ------    ------------
                                                                         TOTAL INVESTMENTS              (98.84%)  $207,007,048
                                                                                                        ======    ============


* Securities, other than short-term investments, newly added to the portfolio during the year ended December 31, 1995.
# Represents rate in effect on December 31, 1995.
  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                         NOTES TO FINANCIAL STATEMENTS

               John Hancock Funds - Limited-Term Government Fund

NOTE A --
ACCOUNTING POLICIES
John Hancock Limited-Term Government Fund (the "Fund") is a diversified open-end investment management company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide current income and security of principal through investments primarily in securities of the United States government and its agencies.

   The Trustees have authorized the issuance of two classes of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution/service expenses under the terms of a distribution plan have exclusive voting rights regarding such distribution plan. Class C shares were outstanding during the prior fiscal year from January 1, 1994 through March 23, 1994, but were abolished by the Trustees on March 31, 1995. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account, on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $7,286,040 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distributions will be made. The carryforward expires December 31, 2002.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

                         NOTES TO FINANCIAL STATEMENTS

               John Hancock Funds - Limited-Term Government Fund

NOTE B --
MANAGEMENT FEE, ADMINISTRATIVE
SERVICES AND TRANSACTIONS WITH AFFILIATES
AND OTHERS

Under the present investment management contract, the Fund pays a monthly fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.60% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.55% of the next $250,000,000 and (c) 0.50% of the Fund's average daily net asset value in excess of $500,000,000.

   In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser. For the period ended December 31, 1995, net sales charges received with regard to sales of Class A shares amounted to $205,284. Out of this amount, $24,825 was retained and used for printing prospectuses, advertising, sales literature, and other purposes, $38,725 was paid as sales commissions to unrelated broker-dealers, and $141,734 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries which include Tucker Anthony and Sutro.

   Class B shares which are redeemed within four years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 3.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended December 31, 1995 contingent deferred sales charges paid to JH Funds amounted to $24,021.

   In addition, to compensate JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Investor Services Corp. ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. For the period January 1, 1995 through September 30, 1995 Class A and Class B shares paid transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. For the nine months ended September 30, 1995 the transfer agent expense, calculated as a class specific expense was $574,520 for Class A and $12,441 for Class B, respectively. Effective October 1, 1995 the transfer agent expense is a fund expense.

   Messrs. Edward J. Boudreau, Jr and Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John

                         NOTES TO FINANCIAL STATEMENTS

               John Hancock Funds - Limited-Term Government Fund

Hancock funds, as applicable, to cover its liability with regard to the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability is marked to market on a periodic basis and income earned by the investment is recorded on the Fund's books.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of obligations of the U.S. government and its agencies, other than short-term securities, during the period ended December 31, 1995, aggregated $249,281,432 and $266,868,254, respectively.

   The cost of investments owned at December 31, 1995 (including the joint repurchase agreement) for Federal income tax purposes was $203,867,453. Gross unrealized appreciation and depreciation of investments aggregated $3,155,052 and $27,531, respectively, resulting in net unrealized appreciation of $3,127,521.

               John Hancock Funds - Limited-Term Government Fund

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Shareholders of
John Hancock Limited-Term Government Fund

We have audited the accompanying statement of assets and liabilities of John Hancock Limited-Term Government Fund (the "Fund"), including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock Limited-Term Government Fund at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                            /s/  Ernst & Young, LLP
Boston, Massachusetts
February 9, 1996


TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the taxable distributions of the Fund for its fiscal year ended December 31, 1995.

   With respect to the Fund's ordinary taxable income for the fiscal year ended December 31, 1995, none of the dividends qualify for the dividends received deduction available to corporations.

   U.S. Government Obligations: Income from these investments may be exempt from certain state and local taxes. The percentage of assets invested in U.S. Treasury bonds, bills, and notes was 30.41% at year end December 31, 1995. The percentage of income derived from U.S. Treasury bonds, bills and notes was 30.67%. The percentage of assets invested in obligations of other U.S. government agencies (excluding securities issued by Federal National Mortgage Association and Government National Mortgage Association) at year end was 17.62%. The percentage of income derived from obligations of other U.S. 0government agencies (excluding securities issued by Federal National Mortgage Association and Government National Mortgage Association) was 15.85%. For specific information on exemption provisions in your state, consult your local state tax office or your tax adviser.

                                     NOTES

               John Hancock Funds - Limited-Term Government Fund

                                     NOTES

               John Hancock Funds - Limited-Term Government Fund

                                     NOTES

               John Hancock Funds - Limited-Term Government Fund

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-------------------------------------------------------------------------------
   This report is for the information of shareholders of the John Hancock Limited-Term Government Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


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